iShares®

iShares U.S. ETF Trust

Supplement dated January 31, 2024 (the “Supplement”)

to the currently effective Summary Prospectus and Prospectus,

for the BlackRock Short Maturity Municipal Bond ETF (MEAR) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with the Summary Prospectus and Prospectus for the Fund.

The following changes for the Fund will be effective on March 1, 2024.

The section of the Fund’s Summary Prospectus entitled “Management – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mei Chan, Kristi Manidis, James Mauro and Christian Romaglino (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Ms. Chan, Ms. Manidis, Mr. Mauro and Mr. Romaglino have been Portfolio Managers of the Fund since 2024, 2019, 2021 and 2022, respectively.

The section of the Fund’s Prospectus entitled “Management – Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. Mei Chan, Kristi Manidis, James Mauro and Christian Romaglino are primarily responsible for the day-to-day management of the Fund. The Portfolio Managers are responsible for various functions related to portfolio management, including, but not limited to, developing and implementing the Fund’s investment process and investment strategy, researching and reviewing investment strategy and overseeing members of their respective portfolio management teams who have more limited responsibilities.

Mei Chan has been employed by BFA or its affiliates since 2020. Prior to that Ms. Chan was a Quantitative Equity Research Analyst at PNC Capital Advisors, LLC from 2019 to 2020. Ms. Chan has been a Portfolio Manager of the Fund since 2024.

Kristi Manidis has been with BlackRock since 2004. Ms. Manidis has been employed by BlackRock as a portfolio manager since 2009 and has been a Portfolio Manager of the Fund since 2019.

James Mauro has been employed by BFA or its affiliates as a portfolio manager since 2011. Prior to that, Mr. Mauro was a Vice President at State Street Global Advisors. Mr. Mauro has been a Portfolio Manager of the Fund since 2021.

Christian Romaglino has been employed by BFA or its affiliates as a portfolio manager since 2017. Prior to that, Mr. Romaglino was a portfolio manager at Brown Brothers Harriman from 2010 to 2017. Mr. Romaglino has been a Portfolio Manager of the Fund since 2022.

The Fund’s Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-MEAR-0124

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